                                                                   EXHIBIT 10.10

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                                                   Bingham Draft: dated 12/17/02




                            DELTIC TIMBER CORPORATION



                            -------------------------

                             NOTE PURCHASE AGREEMENT

                            -------------------------




                          DATED AS OF DECEMBER 20, 2002



              $30,000,000 6.01% SENIOR NOTES DUE DECEMBER 20, 2012




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

                                TABLE OF CONTENTS

1.   AUTHORIZATION OF NOTES ...................................................  1

2.   SALE AND PURCHASE OF NOTES ...............................................  1

3.   CLOSING ..................................................................  2

4.   CONDITIONS TO CLOSING ....................................................  2

  4.1.   Representations and Warranties .......................................  2
  4.2.   Performance; No Default ..............................................  2
  4.3.   Compliance Certificates ..............................................  3
  4.4.   Opinions of Counsel ..................................................  3
  4.5.   Purchase Permitted By Applicable Law, etc. ...........................  4
  4.6.   Subsidiary Guarantee .................................................  4
  4.7.   Payment of Special Counsel Fees ......................................  4
  4.8.   Private Placement Number .............................................  4
  4.9.   Changes in Corporate Structure .......................................  4
  4.10.  Amendment of Credit Agreement with SunTrust ..........................  5
  4.11.  Proceedings and Documents ............................................  5

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY ............................  5

  5.1.   Organization; Power and Authority ....................................  5
  5.2.   Authorization, etc. ..................................................  6
  5.3.   Disclosure ...........................................................  6
  5.4.   Organization and Ownership of Shares of Subsidiaries; Affiliates .....  7
  5.5.   Financial Statements .................................................  8
  5.6.   Compliance with Laws, Other Instruments, etc. ........................  8
  5.7.   Governmental Authorizations, etc. ....................................  9
  5.8.   Litigation; Observance of Agreements, Statutes and Orders ............  9
  5.9.   Taxes ................................................................  9
  5.10.  Title to Property; Leases ............................................ 10
  5.11.  Licenses, Permits, etc ............................................... 10
  5.12.  Compliance with ERISA ................................................ 11
  5.13.  Private Offering by the Company ...................................... 12
  5.14.  Use of Proceeds; Margin Regulations .................................. 12
  5.15.  Existing Debt; Future Liens .......................................... 13
  5.16.  Foreign Assets Control Regulations, etc. ............................. 13
  5.17.  Status under Certain Statutes ........................................ 14
  5.18.  Environmental Matters. ............................................... 14

6.   REPRESENTATIONS OF THE PURCHASERS ........................................ 14

  6.1.   Purchase for Investment .............................................. 14
  6.2.   Source of Funds ...................................................... 15

7.   INFORMATION AS TO COMPANY ................................................ 17

  7.1.   Financial and Business Information ................................... 17
  7.2.   Officer's Certificate ................................................ 20
  7.3.   Inspection ........................................................... 21

8.   PAYMENT OF THE NOTES ..................................................... 22

  8.1.   Required Prepayment; Payment at Maturity ............................. 22
  8.2.   Optional Prepayments with Make-Whole Amount .......................... 22
  8.3.   Allocation of Partial Prepayments .................................... 23

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
  8.4.   Maturity; Surrender, etc ............................................. 23
  8.5.   No Other Optional Prepayments or Purchase of Notes ................... 24
  8.6.   Offer to Prepay upon Change in Control, etc. ......................... 24
  8.7.   Make-Whole Amount .................................................... 26

9.   AFFIRMATIVE COVENANTS .................................................... 28

  9.1.   Compliance with Law .................................................. 28
  9.2.   Insurance ............................................................ 28
  9.3.   Maintenance of Properties ............................................ 29
  9.4.   Payment of Taxes and Claims .......................................... 29
  9.5.   Corporate Existence, etc. ............................................ 29

10.  NEGATIVE COVENANTS ....................................................... 30

  10.1.  Transactions with Affiliates ......................................... 30
  10.2.  Merger, Consolidation, etc. .......................................... 30
  10.3.  Consolidated Tangible Net Worth ...................................... 31
  10.4.  Limitation on Current Debt ........................................... 32
  10.5.  Limitation on Debt ................................................... 32
  10.6.  Fixed Charge Coverage ................................................ 33
  10.7.  Restricted Payments; Restricted Investments .......................... 33
  10.8.  Liens ................................................................ 33
  10.9.  Sale of Assets, etc. ................................................. 37
  10.10. Line of Business ..................................................... 39
  10.11. Pari Passu Obligations ............................................... 40
  10.12. Restrictions on Dividends of Subsidiaries, Etc. ...................... 40
  10.13. Maintenance of Guarantees of Subsidiaries ............................ 40

11.  EVENTS OF DEFAULT ........................................................ 42

12.  REMEDIES ON DEFAULT, ETC. ................................................ 45

  12.1.  Acceleration ......................................................... 45
  12.2.  Other Remedies ....................................................... 46
  12.3.  Rescission ........................................................... 46
  12.4.  No Waivers or Election of Remedies, Expenses, etc. ................... 47

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES ............................ 47

  13.1.  Registration of Notes ................................................ 47
  13.2.  Transfer and Exchange of Notes ....................................... 48
  13.3.  Replacement of Notes ................................................. 48

14.  PAYMENTS ON NOTES ........................................................ 49

  14.1.  Place of Payment ..................................................... 49
  14.2.  Home Office Payment .................................................. 49

15.  EXPENSES, ETC. ........................................................... 50

  15.1.  Transaction Expenses ................................................. 50
  15.2.  Survival ............................................................. 50

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT ............. 50

17.  AMENDMENT AND WAIVER ..................................................... 51

  17.1.  Requirements ......................................................... 51
  17.2.  Solicitation of Holders of Notes ..................................... 51
  17.3.  Binding Effect, etc. ................................................. 52
  17.4.  Notes held by Company, etc. .......................................... 52

18.  NOTICES .................................................................. 53

19.  REPRODUCTION OF DOCUMENTS ................................................ 53

20.  CONFIDENTIAL INFORMATION ................................................. 54

21.  SUBSTITUTION OF PURCHASER ................................................ 56

22.  MISCELLANEOUS ............................................................ 56

  22.1.  Successors and Assigns ............................................... 56
  22.2.  Payments Due on Non-Business Days .................................... 56
  22.3.  Severability ......................................................... 56
  22.4.  Construction ......................................................... 57
  22.5.  Counterparts ......................................................... 57
  22.6.  Governing Law ........................................................ 57

SCHEDULE A      --  Information Relating to Purchasers

SCHEDULE B      --  Defined Terms

SCHEDULE 3      --  Payment Instructions

SCHEDULE 4.9    --  Changes in Corporate Structure

SCHEDULE 5.3    --  Disclosure Materials

SCHEDULE 5.4    --  Subsidiaries of the Company and Ownership of Subsidiary
                    Stock

SCHEDULE 5.5    --  Financial Statements

SCHEDULE 5.8    --  Certain Litigation

SCHEDULE 5.11   --  Intellectual Property

SCHEDULE 5.12   --  ERISA Affiliates

SCHEDULE 5.14   --  Use of Proceeds

SCHEDULE 5.15   --  Existing Debt and Liens

SCHEDULE 5.18   --  Environmental Matters

SCHEDULE B-C    --  Competitors

SCHEDULE B-CVT  --  Description of Property Comprising Chenal Valley Transfer

Exhibit 1        --  Form of 6.01% Senior Note due December 20, 2012

Exhibit 4.4(a)   --  Form of Opinion of General Counsel of the Company

Exhibit 4.4(b)   --  Form of Opinion of Special Counsel to the Purchasers

Exhibit B(SG)    --  Form of Subsidiary Guarantee

Exhibit B(SGAA)  --  Form of Subsidiary Guarantor Accession Agreement

                            DELTIC TIMBER CORPORATION
                               210 East Elm Street
                            El Dorado, Arkansas 71731

              $30,000,000 6.01% SENIOR NOTES DUE DECEMBER 20, 2012



                                                   Dated as of December 20, 2002

To the Purchasers Named on
the Signature Page Hereto
(the "Purchasers")


Ladies and Gentlemen:


     DELTIC TIMBER CORPORATION, a Delaware corporation (together with its successors and assigns, the "Company"), agrees with each of the Purchasers as follows:

1.   AUTHORIZATION OF NOTES.

     The Company will authorize the issue and sale of $30,000,000 aggregate principal amount of its 6.01% Senior Notes due December 20, 2012 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by each of the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The payment by the Company of the principal of, Make Whole Amount, if any, and interest on the Notes shall be unconditionally guaranteed, as provided in Section 10.13, by the Subsidiary Guarantors pursuant to a Subsidiary Guarantee substantially in the form of Exhibit B(SG) hereto.

2.   SALE AND PURCHASE OF NOTES.

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, severally and not jointly, at the Closing provided for in Section 3, Notes in the principal amount specified below its name in Schedule A at the purchase price of 100% of the principal amount thereof.

3.   CLOSING.

     The sale and purchase of the Notes to be purchased by the Purchasers shall occur at the offices of Bingham McCutchen LLP, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., local time, at a closing (the "Closing") on December 20, 2002 or on such other Business Day as may be agreed upon in writing by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by it in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as such Purchaser may request), dated the date of the Closing, and registered in the name of such Purchaser (or in the name of its nominee) as indicated in Schedule A, against payment by federal funds wire transfer in immediately available funds of the amount of the purchase price therefor as directed by the Company in
Schedule 3. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

4.   CONDITIONS TO CLOSING.

     Each Purchaser's obligation to purchase and pay for the Notes to be sold to it at the Closing is subject to the fulfillment to its reasonable satisfaction, prior to or at the Closing, of the following conditions:

     4.1.  Representations and Warranties.

     The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     4.2.  Performance; No Default.

     The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10.1 had such Section applied since such date.

     4.3.  Compliance Certificates.

           (a) Officer's Certificate. The Company shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

           (b) Secretary's Certificate. The Company shall have delivered to each Purchaser a certificate of its Secretary or one of its Assistant Secretaries, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

           (c) Subsidiary Guarantor Secretary's Certificate. Each Subsidiary Guarantor shall have delivered to each Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guarantee, and certifying to such other matters as such Purchaser may reasonably request.

     4.4.  Opinions of Counsel.

     Each Purchaser shall have received opinions in form and substance satisfactory to it, dated the date of the Closing, from

           (a) W. Bayless Rowe, Esq., General Counsel of the Company and each of the Subsidiary Guarantors, substantially in the form set out in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as any Purchaser or its counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Purchasers), and

           (b) Bingham McCutchen LLP, special counsel to the Purchasers, substantially in the form set out in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as any Purchaser or such counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Purchasers).

     4.5.  Purchase Permitted By Applicable Law, etc.

     On the date of the Closing each Purchaser's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which any Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment,
(b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as it may reasonably specify to enable it to determine whether such purchase is so permitted.

     4.6.  Subsidiary Guarantee.

     Each of Deltic Timber Purchasers, Inc., an Arkansas corporation, Chenal Properties, Inc., an Arkansas corporation, Deltic Southwest Timber Company, an Arkansas corporation, Deltic Real Estate Investment Company, a Delaware corporation, and Chenal Country Club, Inc., an Arkansas corporation, shall have executed and delivered to the Purchasers the Subsidiary Guarantee.

     4.7.  Payment of Special Counsel Fees.

     Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date of the Closing.

     4.8.  Private Placement Number.

     A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

     4.9.  Changes in Corporate Structure.

     Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     4.10. Amendment of Credit Agreement with SunTrust.

     The Company shall have delivered to the Purchasers an executed copy of the First Amendment to Revolving Credit Agreement dated as of December 6, 2002, amending the Revolving Credit Agreement dated as of June 20, 2001 by and among SunTrust Bank, as Administrative Agent, Bank One, N.A., as Syndication Agent, the other banks and financial institutions party hereto and the Company permitting the transactions contemplated by this Agreement, in form and substance satisfactory to the Purchasers and their special counsel.

     4.11. Proceedings and Documents.

     All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as any of them may reasonably request.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each Purchaser, as of the date of the Closing, that:

     5.1.  Organization; Power and Authority.

     The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

     5.2.  Authorization, etc.

           (a) This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof, each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           (b) The Subsidiary Guarantee has been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor and, upon execution and delivery thereof, the Subsidiary Guarantee will constitute, a legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against each such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
     (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and public policy.

     5.3.  Disclosure.

     The Company, through the Placement Agent, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated November, 2002 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in
Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby, or in the financial statements listed in Schedule 5.5, since September 30, 2002, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to the Purchasers by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

     5.4.  Organization and Ownership of Shares of Subsidiaries; Affiliates.

           (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor as of the date of the Closing, and (ii) the Company's Affiliates, other than Subsidiaries.

           (b) All of the outstanding shares of Capital Stock of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

           (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Each Subsidiary Guarantor has the corporate power and authority to execute and deliver the Subsidiary Guarantee and to perform the provisions thereof.

           (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed in Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of Capital Stock of such Subsidiary.

     5.5.  Financial Statements.

     The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     5.6.  Compliance with Laws, Other Instruments, etc.

     Neither the execution, delivery and performance by the Company of this Agreement and the Notes nor the execution, delivery and performance of the Subsidiary Guarantee by the Subsidiary Guarantors will

           (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected,

           (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

           (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary; including, without limitation, the USA Patriot Act.

     5.7.  Governmental Authorizations, etc.

     No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by each Subsidiary Guarantor of the Subsidiary Guarantee.

     5.8.  Litigation; Observance of Agreements, Statutes and Orders.

           (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

           (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws and the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.9.  Taxes.

     The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes (and in respect of any payment pursuant to any tax sharing agreement) for all fiscal periods are adequate.

     5.10. Title to Property; Leases.

     The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     5.11. Licenses, Permits, etc.

     Except as disclosed in Schedule 5.11,

           (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

           (b) to the best knowledge of the Company, no product of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

           (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

     5.12. Compliance with ERISA.

           (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA in the nature of a penalty or excise tax or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

           (b) The present value of the aggregate benefit liabilities under each of the Plans subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of each such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

           (c) The Company and the ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

           (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

           (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this
     Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the Sources used to pay the purchase price of the Notes to be purchased by such Purchaser.

           (f) Schedule 5.12 sets forth all ERISA Affiliates and all "employee benefit plans" maintained by the Company (or any "affiliate" thereof) or in respect of which the Notes could constitute an "employer security" ("employee benefit plan" has the meaning specified in section 3 of ERISA, "affiliate" has the meaning specified in section 407(d) of ERISA and section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and "employer security" has the meaning specified in section 407(d) of ERISA).

     5.13. Private Offering by the Company.

     Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 28 other Institutional Investors who were offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

     5.14. Use of Proceeds; Margin Regulations.

     The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the

Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

     5.15. Existing Debt; Future Liens.

           (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of December 19, 2002 (and specifying, as to each such Debt, the collateral, if any, securing such Debt), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

           (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.8(a).

     5.16. Foreign Assets Control Regulations, etc.

     Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any Subsidiary (i) is or will become a blocked person described in Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (ii) engages or will engage in any dealings or transactions, or is otherwise associated, with any such Person.

     5.17. Status under Certain Statutes.

     Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts (49 U.S.C.), as amended, or the Federal Power Act, as amended.

     5.18. Environmental Matters.

     Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in Schedule 5.18,

           (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

           (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

           (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.   REPRESENTATIONS OF THE PURCHASERS.

     6.1.  Purchase for Investment.

     Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of its or their property shall at all times be within its or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

     6.2.  Source of Funds.

     Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

           (a) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

           (b) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

           (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

           (d) the Source constitutes assets of an "investment fund" (within the meaning of part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

           (e) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of part IV of the INHAM exemption), the conditions of part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

           (f)  the Source is a governmental plan; or

           (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

           (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan," "governmental plan," and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.   INFORMATION AS TO COMPANY.

     7.1.  Financial and Business Information.

     The Company shall deliver to each holder of Notes that is an Institutional
Investor:

           (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                (ii) consolidated statements of income, stockholders equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the companies being reported on and their consolidated results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

           (b) Annual Statements -- within 120 days after the end of each fiscal year of the Company, duplicate copies of,

                (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                (ii) consolidated statements of income, stockholders equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                      (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the companies being reported upon and their consolidated results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                      (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

     provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

           (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

           (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

           (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of the Closing; or

                (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

           (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

           (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     7.2.  Officer's Certificate.

     Each set of financial statements delivered to a holder of Notes pursuant to
Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

           (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3 through 10.9, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

           (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     7.3.  Inspection.

     The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

           (a) No Default-- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

           (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.   PAYMENT OF THE NOTES.

     8.1.  Required Prepayment; Payment at Maturity.

           (a) Required Principal Prepayments. In addition to paying the entire outstanding principal amount and the interest due on the Notes on the maturity date thereof, on December 20, 2008, and June 20, 2009, and on each December 20 and June 20 thereafter to and including June 20, 2012, the Company will prepay, $3,333,333 (or such lesser amount as shall then be outstanding) in principal amount of the Notes, without penalty or any requirement to pay any Make-Whole Amount with respect thereto. Each such prepayment shall be at 100% of the principal amount prepaid, together with interest accrued thereon to the date of prepayment; provided that, upon any partial prepayment of the Notes pursuant to Section 8.2 or Section 8.6, the principal amount of each required prepayment of the Notes becoming due and payable under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

           (b) Maturity. The principal amount of the Notes remaining outstanding, together with accrued unpaid interest thereon, shall be due and payable on December 20, 2012.

     8.2.  Optional Prepayments with Make-Whole Amount.

     The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, on a pro rata basis in respect of all Notes outstanding at such time, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid and accrued interest thereon to the date of prepayment, plus the Make-Whole Amount, if any, determined for the prepayment date with respect to the principal amount of Notes being so prepaid. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if any, as of the specified prepayment date. Each calculation by the Company set forth in any such certificate furnished to a holder of Notes of the Make-Whole Amount applicable in respect of a prepayment of Notes held by such holder shall be subject to verification by such holder; and any redetermination of such Make-Whole Amount by such holder shall, in the absence of manifest error, be conclusive and binding as between the Company and such holder.

     8.3.  Allocation of Partial Prepayments.

     In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments made pursuant to Section 8.6 with respect to a Change in Control shall be applied as provided for in Section 8.4.

     8.4.  Maturity; Surrender, etc.

     In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     Any prepayment of Notes in respect of a Change in Control under Section 8.6 shall be on terms as set forth in said Section 8.6, provided that only those holders who shall have accepted the offer under said Section 8.6 shall have their Notes prepaid in whole in connection therewith. Any Debt Prepayment Application shall be on terms as set forth in Section 8.2 and this Section 8.4.

     8.5.  No Other Optional Prepayments or Purchase of Notes.

     The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     8.6.  Offer to Prepay upon Change in Control, etc.

           (a)  Notice and Offer. In the event of either

                (i)   a Change in Control, or

                (ii) the obtaining of actual knowledge of a Control Event by a Senior Financial Officer,

the Company will, within five Business Days of the occurrence of either of such events, give written notice of such Change in Control or Control Event to each holder of Notes by facsimile transmission and, simultaneously with the sending of such facsimile notice, send a copy of such notice to each such holder via an overnight courier of national reputation. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay all, but not less than all, the Notes held by such holder on a date specified in such notice (the "Control Prepayment Date") that is not less than 60 days and not more than 90 days after the date of such notice, provided that, in the case of a Control Event that does not give rise to a Change in Control, such notice shall be null and void and in the case of a Control Event that does give rise to a Change in Control which shall occur more than 90 days following the date the written notice required by this Section 8.6(a) must be given, the Control Prepayment Date may be delayed by the Company to a date not later than the date on which the Change in Control arising from such Control Event shall actually be consummated or finalized. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the 60th day after the date of such notice; it being understood by the parties hereto, for purposes of the avoidance of doubt, that any such notice shall be dated the date on which it is first given to the holders of Notes and that all notices to all holders of Notes shall bear the same date.

     If the Company shall not have received a written response to such written notice from any holder of Notes within 10 days after the date of the facsimile transmission of such notice to such holder, the Company shall use its best efforts to send a second written notice via an overnight courier of national reputation to such holder of Notes but shall be under no obligation to do so.

           (b)  Acceptance and Payment; Acceptance.

                (i) Acceptance and Payment. To accept or reject such offered prepayment, a holder of Notes shall cause a notice of such acceptance or rejection to be delivered to the Company not later than 30 days after the date of the notice constituting such offered prepayment (which, if there shall have been two written notices, shall be deemed to be the first written notice). If so accepted, such offered prepayment in respect of such principal amount of such Notes shall be due and payable on the Control Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of the Notes held by holders having accepted such offer, together with interest on the Notes then being prepaid accrued to the Control Prepayment Date and the applicable Make-Whole Amount, if any.

                (ii) Rejection. A failure by any holder of Notes to respond in writing to all written offers of prepayment referred to in Section 8.6(b) by the deadlines set forth therein shall be deemed to constitute a rejection of such offer by such holder.

           (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.6 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying:

                (i)   the Control Prepayment Date;

                (ii) that such offer is being made pursuant to this Section 8.6 and that failure by a holder to respond to such offer by the deadlines as established by this Section 8.6 shall result in such offer to such holder being deemed rejected;

                (iii) the interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment;

                (iv) a calculation of the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation;

                (v) that the conditions of this Section 8.6 have been fulfilled; and

                (vi) in reasonable detail, a description of the nature and date or proposed date of the Change in Control.

           (d) Calculation of Make-Whole Amount. Two Business Days prior to the Control Prepayment Date, the Company shall deliver to each holder of Notes that has accepted an offer of prepayment under this Section 8.6 a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if any, as of the Control Prepayment Date.

           (e) Cancellation of Notes. Any Note acquired by the Company under this Section 8.6 shall be cancelled and shall not be reissued.

     8.7.  Make-Whole Amount.

     The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or Section 8.6, or has become or is declared to be immediately due and payable pursuant to Section 12.2, as the context requires.

     "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     "Reinvestment Yield" means, with respect to the Called Principal of any Note, the sum of (a) 0.50% per annum plus (b) the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page U.S.D." of the Bloomberg Financial Markets Services Screen (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in U.S. Treasury securities) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or
(ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (A) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (B) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

     "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing

                (i)   such Called Principal into

                (ii)  the sum of the products obtained by multiplying

                      (A) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by

                      (B) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

     "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, Section 8.6 or
Section 12.1.

     "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.6 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.   AFFIRMATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     9.1.  Compliance with Law.

     The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.2.  Insurance.

     The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     9.3.  Maintenance of Properties.

     The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.4.  Payment of Taxes and Claims.

     The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges or levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     9.5.  Corporate Existence, etc.

     The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2, and 10.9, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

10.  NEGATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     10.1. Transactions with Affiliates.

     The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     10.2. Merger, Consolidation, etc.

     The Company will not, and will not permit any of its Subsidiaries to, consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person (except that (x) any Subsidiary may consolidate or merge with or into, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, the Company or any Wholly-Owned Subsidiary (provided, if such Subsidiary is a Subsidiary Guarantor, then such successor or transferee shall also be (or concurrently with such event, become) a Subsidiary Guarantor) and (y) any Subsidiary may transfer or lease all or substantially all of its assets if permitted pursuant to Section 10.9(d)), provided that the foregoing restrictions do not apply to the consolidation or merger of the Company with or into, or the conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

                (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the "Successor Company"), shall be a solvent corporation organized and existing under the laws of the United States of America or any State thereof (including, without limitation, the District of Columbia);

                (ii) if the Company is not the Successor Company, such Successor Company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption have been duly authorized, executed and delivered and are enforceable in accordance with their terms and comply with the terms hereof;

                (iii) each Subsidiary Guarantor shall have confirmed, in writing, its obligations under the Subsidiary Guarantee; and

                (iv) immediately before and after giving effect to such transaction no Default or Event of Default would exist.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Company from its liability under this Agreement or the Notes, and no such conveyance, transfer or lease of all or substantially all of the assets of any Subsidiary Guarantor shall have the effect of releasing such Subsidiary Guarantor from its liability under the Subsidiary Guarantee except as provided in Section 10.13(c).

     10.3. Consolidated Tangible Net Worth.

     The Company will not, at any time, permit Consolidated Tangible Net Worth to be less than the sum of

                (i)   $148,299,000, plus

                (ii) an aggregate amount equal to 25% of Consolidated Adjusted Net Income (but only if a positive number) for each completed fiscal quarter of the Company beginning with the fiscal quarter ending September 30, 2002.

     10.4. Limitation on Current Debt.

     The Company will not, and will not allow any Subsidiary to, have any Current Debt outstanding on any date after the date of the Closing unless, for any period of 30 consecutive days during the fiscal year of the Company most recently ended prior to such time, the aggregate principal amount of Consolidated Current Debt outstanding on each day during such 30 day period did not exceed the amount of additional Consolidated Debt which the Company would have been permitted to incur on such day pursuant to Section 10.5(b).

     10.5. Limitation on Debt.

           (a) Subsidiary Debt. The Company will not permit any of its Subsidiaries to directly or indirectly create, incur, assume, guarantee, or otherwise become liable in respect of any Debt after the date of the Closing, unless, after giving effect to the incurrence of such Debt and the application of the proceeds thereof,

                (i)   no Default or Event of Default would exist and

                (ii)  the aggregate principal amount (without duplication) of

                      (A) all Debt of the Company then outstanding secured by Liens permitted pursuant to clause (k) of Section 10.8 (excluding, in any case, any such Debt owing to a Subsidiary) and

                      (B) all Adjusted Consolidated Subsidiary Debt then outstanding does not exceed 15% of Consolidated Tangible Net Worth, determined at such time.

     For the avoidance of doubt, this Section 10.5(a) shall have no application to the creation, incurrence, assumption or guarantee of any Debt of a Subsidiary owing to the Company or a Wholly-Owned Subsidiary, any Debt of a Person existing at the time such Person becomes a Subsidiary (unless such Debt was created in anticipation of, or in connection with, such Person becoming a Subsidiary), any Debt owing by any Subsidiary that is a Subsidiary Guarantor and any Debt secured by Liens expressly permitted under clause (f), (h), (i) or (j) of Section 10.8.

           (b) Limitation on Debt. The Company will not, at any time, permit the ratio of Consolidated Debt determined at such time to Consolidated Net Capitalization determined as of the last day of the most recently ended fiscal quarter of the Company to exceed 0.60:1.00.

     10.6. Fixed Charge Coverage.

     The Company will not at any time permit the ratio of

           (a) Consolidated Net Income Available for Fixed Charges for the period of 4 consecutive fiscal quarters of the Company then most recently ended to

           (b) Consolidated Fixed Charges for such period to be less than 1.75 to 1.0.

     10.7. Restricted Payments; Restricted Investments.

           (a) Restricted Payments. The Company will not, nor will it permit any Subsidiary to, at any time, declare or make or incur any liability to declare or make any Restricted Payment unless immediately after giving effect to the proposed Restricted Payment no Default or Event of Default would exist (for the purpose of determining compliance with financial covenants, such Restricted Payment shall be deemed to have been made on the last day of the preceding fiscal quarter).

           (b) Authorization of Restricted Payment. The Company will not, nor will it permit any Subsidiary to, authorize a Restricted Payment that is not payable within 60 days of authorization.

           (c) Restricted Investments. The Company will not, nor will it permit any Subsidiary to, at any time, make any Restricted Investment.

     10.8. Liens.

     The Company will not and will not permit any of its Subsidiaries to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive such income or profits, unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property, provided that the foregoing restrictions and limitations shall not apply to:

           (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 9.4, and

           (b)  Liens

                (i)   arising from judicial attachments and judgments,

                (ii)  securing appeal bonds or supersedeas bonds, or

                (iii) arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose),

provided that (1) the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being actively contested in good faith and by appropriate proceedings and (3) adequate book reserves shall have been established and maintained with respect thereto in accordance with GAAP;

           (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, inventory suppliers and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Section 9.4;

           (d) leases or subleases granted to others, licenses, easements, rights-of-way, restrictions, zoning restrictions, governmental restrictions in respect of any property or property right or franchise of the Company or any Subsidiary and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company and the Subsidiaries, taken as a whole, provided that such charges and encumbrances do not, in the aggregate, materially detract from the value of such property;

           (e) Liens incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or
     (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts, leases and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, and which Liens do not, in the aggregate, materially impair the use of the property subject thereto in the operation of the business of the Company and the Subsidiaries or the value of such property for the purposes of such business;

           (f)  Liens (i) existing on the date of the Closing and referred to in
     Schedule 5.15 and (ii) on the Company's membership interest in Del-Tin Fiber L.L.C., an Arkansas limited liability company, to secure Debt of such entity or any Guaranty of such Debt;

           (g) Liens on property or assets of the Company or any Subsidiary securing Debt owing to the Company or any Wholly-Owned Subsidiary;

           (h) Liens created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or any Subsidiary, provided that all of the following conditions are satisfied:

                (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) or proceeds thereof so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                (ii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to such person of the property (or improvement thereon) so acquired or constructed and (B) the Fair Market Value (as determined in good faith by the Board of Directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction, and

                (iii) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property;

           (i) Liens existing on property of a Person immediately prior to its being consolidated or merged into the Company or any Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that

                (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property,

                (ii) each such Lien shall extend solely to the item or items of property so acquired and proceeds thereof and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property,

                (iii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the Fair Market Value (as determined in good faith by the Board of Directors of the Company) of such property at the time of such consolidation, merger, becoming a Subsidiary or acquisition; and

           (j) Liens renewing, extending or replacing Liens permitted by clauses (a) through (i) above, provided that all of the following conditions are satisfied:

                (i) no such new Lien shall extend to any property of the Company or any Subsidiary other than property already encumbered by the existing Lien being so renewed, extended or replaced,

                (ii) the principal amount of the underlying obligation secured by such existing Lien outstanding at the time of such renewal, extension or replacement shall not be increased in connection with such renewal, extension or replacement and the average life thereof shall not be reduced, and

                (iii) immediately after such renewal, extension or refunding no Default or Event of Default shall exist;

           (k) any Lien (other than a Lien permitted under clause (a) through clause (j) above) securing any Debt of the Company or any Subsidiary, which Debt, as of the date of the creation of such Lien, does not exceed the remainder of

                (i) 15% of Consolidated Tangible Net Worth, determined as of the end of the most recently ended fiscal quarter of the Company, minus

                (ii) the sum (without duplication) of (A) the aggregate principal amount of all Adjusted Consolidated Subsidiary Debt outstanding as of the date of creation of such Lien, plus (B) the total amount of Debt of the Company outstanding as of the date of creation of such Lien secured by Liens pursuant to this clause (k).

     For the purposes of this Section 10.8, any Person becoming a Subsidiary after the date of the Closing shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then existing Liens securing outstanding Debt.

     10.9. Sale of Assets, etc.

     Neither the Company nor any Subsidiary will make any Transfer, provided that the foregoing restriction does not apply to a Transfer:

           (a) if the asset that is the subject of such Transfer constitutes either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any Subsidiary or that is obsolete, and, in each case, such Transfer is in the ordinary course of business;

           (b) if such Transfer is from the Company or any Subsidiary to any Wholly-Owned Subsidiary or any Subsidiary to the Company or to any Wholly-Owned Subsidiary;

           (c) if such Transfer is subject to Section 10.2 and satisfies the requirements thereof;

           (d) if such Transfer is not a Transfer described in clause (a) through clause (c) above (each Transfer not described in clause (a) through clause (c) above is referred to as a "Basket Transfer"), and all of the following conditions shall have been satisfied with respect to such
     Transfer:

                (i) the Transfer is in exchange for consideration with a Fair Market Value (determined in good faith by a Responsible Officer) at least equal to that of the asset exchanged,

                (ii) immediately after giving effect to such transaction no Default or Event of Default would exist, and

                (iii) immediately after giving effect to such Transfer:

                      (A) if such asset so Transferred consists of Timberland Assets, the Fair Market Value of all Timberland Assets that were the subject of Basket Transfers after the date of the Closing occurring during the period of 365 days immediately preceding such time would not exceed 10% of Consolidated Total Assets determined as of the last day of the then most recently ended fiscal quarter of the Company;

                      (B) if such asset so Transferred is not a Timberland Asset, the net book value of all assets other than Timberland Assets that were the subject of Basket Transfers after the date of the Closing occurring during the period of 365 days immediately preceding such time would not exceed 15% of Consolidated Total Assets determined as of the last day of the then most recently ended fiscal quarter of the Company; and

                      (C)  the sum of

                           (I) the Fair Market Value of all Timberland Assets that were the subject of each Basket Transfer after the date of the Closing occurring during the period of 365 days immediately preceding such time, plus

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

                           (II) the net book value of all property other than Timberland Assets that was the subject of each Basket Transfer after the date of the Closing occurring during the period of 365 days immediately preceding such time would not exceed 15% of Consolidated Total Assets determined as of the last day of the then most recently ended fiscal quarter of the Company.

     If the Net Proceeds Amount, or any portion thereof, with respect to any Basket Transfer is applied to a Debt Prepayment Application and/or is applied to, or committed in writing to, a Property Reinvestment Application, in each case within 365 days (or, in the case of the Chenal Valley Transfer, within 730 days) after the consummation of such Transfer (and, in the case of any such commitment, such Property Reinvestment Application is actually consummated within 30 days after the expiration of such 365-day period, or such 730-day period, as the case may be), then such Basket Transfer (or, in the case of a partial application or partial commitment of such Net Proceeds Amount, a ratable portion of such Basket Transfer) shall be excluded from any calculations set forth above in subclause (iii) of this clause (d).

     For purposes of determining the book value of any asset that is the subject of a Transfer, such book value shall be the net book value of such asset as determined in accordance with GAAP, at the time of the consummation of such Transfer, provided that, in the case of a Transfer of any Capital Stock of a Subsidiary, the book value thereof shall be deemed to be an amount equal to

           (A) the remainder (determined after eliminating all inter-company transactions, assets and liabilities in accordance with GAAP) of

                (1) the book value of the total net assets of such Subsidiary less

                (2)   the liabilities of such Subsidiary times

           (B) a percentage that is equal to the percentage of total equity interests of such Subsidiary attributable to the Capital Stock being so Transferred.

     10.10. Line of Business.

     The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the businesses in

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

which the Company and the Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the businesses of the Company and the Subsidiaries as described in the Memorandum.

     10.11. Pari Passu Obligations.

     The Company covenants that its obligations under the Notes and under this Agreement do and will rank at least pari passu in right of payment with all of its other present and future unsecured and unsubordinated Debt except for those obligations that are mandatorily preferred by law.

     10.12. Restrictions on Dividends of Subsidiaries, Etc.

     Except as provided for in this Agreement, the Company will not, and will not permit any of its Subsidiaries to, enter into any agreement with a Person which would restrict any such Subsidiary's ability or right to pay dividends to, or make advances to or Investments in, the Company or, if such Subsidiary is not directly owned by the Company, the "parent" Subsidiary of such Subsidiary.

     10.13. Maintenance of Guarantees of Subsidiaries.

          (a) Additional Subsidiary Guarantors -- Conformity to Certain Other Agreements. No Subsidiary will be or become a guarantor, obligor or co-obligor in respect of any bank credit facility of the Company unless such Subsidiary is already a party to, and a guarantor under, the Subsidiary Guarantee or unless such Subsidiary shall contemporaneously therewith become a party to, and a guarantor under, the Subsidiary Guarantee.

          (b) Delivery of Subsidiary Guarantee. In connection with any Subsidiary becoming a Subsidiary Guarantor under clause (a) of this Section 10.13, (i) if the Subsidiary Guarantee is not outstanding and in effect at such time, then the Company shall cause such Subsidiary to execute and deliver to each holder of Notes (x) the Subsidiary Guarantee, substantially in the form thereof set forth in Exhibit B(SG), and (y) each of the documents, certificates and opinions described on Annex 3 to the Subsidiary Guarantor Accession Agreement (defined below) prepared with respect to such Subsidiary, and until the Subsidiary Guarantee and each of such documents, certificates and opinions is delivered to each of the holders of Notes, such Subsidiary shall not be deemed to be a Subsidiary Guarantor hereunder and (ii) if the Subsidiary Guarantee is outstanding and in effect at such time, then the Company shall cause such Subsidiary to execute and deliver to each holder of Notes a Subsidiary Guarantor Accession Agreement, substantially in the form thereof set forth in Exhibit B(SGAA) (together with each of the documents, certificates and opinions set forth on the schedules thereto, a "Subsidiary Guarantor Accession Agreement"), and until such Subsidiary Guarantor Accession Agreement is delivered to each of the holders of Notes, such Subsidiary shall not be deemed to be a Subsidiary Guarantor hereunder.

          (c) Release of Subsidiary Guarantee of Subsidiary Guarantors. If, with respect to any Subsidiary that is a Subsidiary Guarantor,

               (i) all, or substantially all, of the assets of such Subsidiary Guarantor are Transferred in accordance with the requirements of Sections 10.2 and 10.9 and such Subsidiary Guarantor is wound-up and terminated in accordance with the requirements of Section 9.5 or is deemed, in the good faith opinion of a Senior Financial Officer, to not have material assets,

               (ii) all of the Company's and any Subsidiary's capital shares or other equity ownership interests in such Subsidiary Guarantor is Transferred in accordance with the requirements of Section 10.9, or

               (iii) such Subsidiary Guarantor is not required to be maintained as a Subsidiary Guarantor in order for the Company to remain in compliance with Section 10.13(a),

then the Company may elect to cause the withdrawal of such Subsidiary Guarantor from the Subsidiary Guarantee and such Subsidiary Guarantor will thereby be deemed to be fully discharged from the Subsidiary Guarantee. Such election shall be exercised by a Senior Financial Officer (A) informing, in writing, each holder of Notes of such election, (B) certifying that the requirements of this
Section 10.13(c) have been satisfied, (C) certifying that the requirements of
Section 10.13(a) will be satisfied immediately after giving effect to the withdrawal and cessation of the Subsidiary Guarantor with respect to the Subsidiary Guarantee and (D) certifying that no Default or Event of Default exists. Thereafter, such Subsidiary Guarantor shall be discharged from the Subsidiary Guarantee and, at the Company's election and expense and upon the Company's reasonable request, the holders of the Notes will provide written confirmation of each such discharge. Any Subsidiary

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

Guarantor that has been discharged is nonetheless available to again become a "Subsidiary Guarantor" in accordance with Section 10.13(a).

11.  EVENTS OF DEFAULT.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than 5 Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Section 10 or Section 7.1(d); or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

          (e) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor or by any officer of the Company or any Subsidiary Guarantor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt (other than Debt under this Agreement, the Subsidiary Guarantee and the Notes) beyond any period of grace provided with respect thereto, that individually or together with such other Debt as to which any such failure exists has an aggregate outstanding principal amount of at least $5,000,000, or

               (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt (other than Debt under this Agreement, the Subsidiary Guarantee and the Notes), that individually or together with such other Debt as to which any such failure exists has an aggregate outstanding principal amount of at least $5,000,000, or of compliance with any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or

               (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests),

                     (A) the Company or any Subsidiary has become obligated (other than at its election) to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000 or

                     (B) one or more Persons have the right to require the Company or any Subsidiary to purchase or repay Debt in an aggregate outstanding principal amount of at least $5,000,000 and have exercised such right; or

          (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors,
     (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

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

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Subsidiary or with respect to any substantial part of the property of the Company or any Subsidiary, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, or any such petition shall be filed against the Company or any Subsidiary and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and any Subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

               (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

               (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000,

               (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability in the nature of a penalty, excise tax or fine pursuant to Title I of ERISA, any liability under Title IV of ERISA or any liability under penalty or excise tax provisions of the Code relating to employee benefit plans,

                (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or

                (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder;

           and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; as used in this Section 11(j)), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA; or

           (k) the Subsidiary Guarantee in respect of any Subsidiary Guarantor or any provision thereof shall cease to be in full force or effect except as otherwise provided herein, or any Subsidiary Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiary Guarantee, or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed pursuant to the Subsidiary Guarantee.

12.  REMEDIES ON DEFAULT, ETC.

     12.1. Acceleration.

           (a) If an Event of Default with respect to the Company described in paragraph (g) or paragraph (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause
     (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

           (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 33 and 1/3% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

           (c)  If any Event of Default described in paragraph (a) or (b) of
     Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     12.2. Other Remedies.

     If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     12.3. Rescission.

     At any time after any Notes have been declared due and payable pursuant to clause (b) or clause (c) of Section 12.1, the holders of not less than 67% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (i) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any,

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

due and payable on any Notes other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (ii) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and
(iii) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     12.4. No Waivers or Election of Remedies, Expenses, etc.

     No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     13.1. Registration of Notes.

     The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

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

     13.2. Transfer and Exchange of Notes.

     Except as set forth in the last sentence of this Section 13.2, upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Notwithstanding anything to the contrary contained herein, no Note shall be transferred to a Competitor.

     13.3. Replacement of Notes.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

           (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

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

           (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.  PAYMENTS ON NOTES.

     14.1. Place of Payment.

     Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in El Dorado, Arkansas at the principal office of BancorpSouth in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     14.2. Home Office Payment.

     So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section
14.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this
Section 14.2 to any Institutional Investor that is the

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

direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

15.  EXPENSES, ETC.

     15.1. Transaction Expenses.

     Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of one special counsel and, if reasonably required, one local counsel) incurred jointly by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation:
(a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary Guarantor or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save the Purchasers and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers).

     15.2. Survival.

     The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.  AMENDMENT AND WAIVER.

     17.1. Requirements.

     This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of any of Sections 1, 2, 3, 4, 5, 6 and 21, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes and (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver and (c) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby amend any of Sections 8, 11(a), 11(b), 12, 17 and 20.

     17.2. Solicitation of Holders of Notes.

           (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

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

           (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

           (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

     17.3. Binding Effect, etc.

     Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.

     17.4. Notes held by Company, etc.

     Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.  NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                (i) if to any Purchaser or its nominee, to such Purchaser or such nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or such nominee shall have specified to the Company in writing,

                (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Clefton D. Vaughan, telecopier: (870) 881-6457, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.  REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchasers at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Purchasers, may be reproduced by the Purchasers by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Purchasers may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchasers in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.  CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that

           (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure,

           (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on its behalf,

           (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary, or

           (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.

Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to it, provided that such Purchaser may deliver or disclose Confidential Information to:

                (i) its directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes),

                (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

                (iii) any other holder of any Note,

                (iv) any Institutional Investor to which such Purchaser sells or ffers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

                (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

                (vi) any federal or state regulatory authority having jurisdiction over such Purchaser,

                (vii) the National Association of Insurance Commissioners, its Securities Valuation Office or any similar organization, or any nationally recognized statistical rating organization that requires access to information about such Purchaser's investment portfolio or

                (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

                       (A) to effect compliance with any law, rule, regulation or order applicable to such Purchaser,

                       (B)  in response to any subpoena or other legal process,

                       (C) in connection with any litigation to which such Purchaser is party, or

                       (D) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under its Notes and this Agreement.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.  SUBSTITUTION OF PURCHASER.

     Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and its Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section
6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

22.  MISCELLANEOUS.

     22.1. Successors and Assigns.

     All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     22.2. Payments Due on Non-Business Days.

     Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     22.3. Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     22.4. Construction.

     Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     22.5. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     22.6. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

      [Remainder of page intentionally blank. Next page is signature page.]

     If each Purchaser is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between the Purchasers and the Company.

                                        Very truly yours,

                                        DELTIC TIMBER CORPORATION


                                        By:_____________________________
                                           Name:
                                           Title:

The foregoing is hereby
agreed to as of the
date thereof.

METROPOLITAN LIFE INSURANCE COMPANY


By:________________________________
   Name:
   Title:

GENERAL AMERICAN LIFE INSURANCE COMPANY
METLIFE INVESTORS USA INSURANCE COMPANY
NEW ENGLAND LIFE INSURANCE COMPANY
TEXAS LIFE INSURANCE COMPANY
Each by Metropolitan Life Insurance Company, as Investment
Manager


By:________________________________
   Name:
   Title:

MODERN WOODMEN OF AMERICA


By:________________________________
   Name:
   Title:

                                   SCHEDULE A
                        INFORMATION RELATING TO PURCHASER

------------------------------------------------------------------------------------------
Purchaser Name                  METROPOLITAN LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------
Name in Which Note              METROPOLITAN LIFE INSURANCE COMPANY
is Registered
------------------------------------------------------------------------------------------
Note Registration Number;       R-1; $5,000,000
Principal Amount
------------------------------------------------------------------------------------------
Payment on Account of Note

     Method                     Federal Funds Wire Transfer

     Account Information        Bank Name: JPMorgan Chase, New York, NY
                                ABA Routing #: 021-000-021
                                Acct#: 002-2-410591
                                Acct Name: MetLife Corporate Investments
                                Ref: Deltic Timber Corporation 6.01% Senior Notes due
                                2012 and "Accompanying Information" below.

                                The instructions set forth above apply to scheduled
                                payments of principal and interest only. Instructions for
                                payments other than scheduled payments must be
                                obtained from Purchaser prior to wiring funds.
------------------------------------------------------------------------------------------
Accompanying Information        Name of Company: Deltic Timber Corporation

                                Description of
                                Security:            6.01% Senior Notes due December
                                                     20, 2012

                                PPN:                 247850 A@ 9

                                Due Date and Application (as among principal, Make-
                                Whole Amount and interest) of the payment being made.
------------------------------------------------------------------------------------------
Address for Notices Related     Metropolitan Life Insurance Company
to Payments                     Securities Accounting
                                4100 Boy Scout Blvd.
                                Tampa, FL 33607
                                Attn: Desiree Di Salvo
                                Facsimile (813) 801-2506

                                With copy to:
                                Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780
------------------------------------------------------------------------------------------

                                  Schedule A-1

------------------------------------------------------------------------------------------
Address for all other Notices   Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780

                                With copy to:
                                Metropolitan Life Insurance Company
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Chief Counsel - Securities Investments (PRIV)
                                Facsimile (973) 355-4338
------------------------------------------------------------------------------------------
Instructions re Delivery of     Metropolitan Life Insurance Company
Notes                           Law- Securities Investments
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Hugh G. McCrory, Jr., Esq.
------------------------------------------------------------------------------------------
Tax Identification Number       13-5581829
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Purchaser Name                  METLIFE INVESTORS USA INSURANCE COMPANY
-----------------------------------------------------------------------------------------
Name in Which Note is           METLIFE INVESTORS USA INSURANCE COMPANY
Registered
-----------------------------------------------------------------------------------------
Note Registration Number;       R-2; $10,000,000
Principal Amount
-----------------------------------------------------------------------------------------
Payment on Account of Note

     Method                     Federal Funds Wire Transfer

     Account Information        Bank Name: JPMorgan Chase, New York, NY
                                ABA Routing #: 021-000-021
                                Acct#: 002-2-431530
                                Acct Name: MetLife Investors USA Insurance Company
                                Ref: Deltic Timber Corporation 6.01% Senior Notes due
                                2012 and "Accompanying Information" below.

                                The instructions set forth above apply to scheduled
                                payments of principal and interest only. Instructions for
                                payments other than scheduled payments must be obtained
                                from Purchaser prior to wiring funds.
------------------------------------------------------------------------------------------
Accompanying Information        Name of Company: Deltic Timber Corporation

                                Description of
                                Security:       6.01% Senior Notes due December
                                                20, 2012

                                PPN:            247850 A@ 9

                                Due Date and Application (as among principal, Make-
                                Whole Amount and interest) of the payment being made.
------------------------------------------------------------------------------------------
Address for Notices Related     MetLife Investors USA Insurance Company
to Payments                     c/o Metropolitan Life Insurance Company
                                Securities Accounting
                                4100 Boy Scout Blvd
                                Tampa, FL 33607
                                Attn: Desiree Di Salvo
                                Facsimile (813) 801-2506

                                With copy to:
                                Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780
------------------------------------------------------------------------------------------

                                  Schedule A-1

------------------------------------------------------------------------------------------
Address for all other Notices   MetLife Investors USA Insurance Company
                                c/o Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780

                                With copy to:
                                Metropolitan Life Insurance Company
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Chief Counsel - Securities Investments (PRIV)
                                Facsimile (973) 355-4338
------------------------------------------------------------------------------------------
Instructions re Delivery of     MetLife Investors USA Insurance Company
Notes                           c/o Metropolitan Life Insurance Company
                                Law- Securities Investments
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Hugh G. McCrory, Jr., Esq.
------------------------------------------------------------------------------------------
Tax Identification Number       54-0696644
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Purchaser Name                  NEW ENGLAND LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------
Name in Which Note is           NEW ENGLAND LIFE INSURANCE COMPANY
Registered
------------------------------------------------------------------------------------------
Note Registration Number;       R-3; $3,000,000
Principal Amount
------------------------------------------------------------------------------------------
Payment on Account of Note

     Method                     Federal Funds Wire Transfer

     Account Information        Bank Name: Citibank, NA, New York, NY
                                ABA Routing #: 021-000-089
                                Acct#: 846116
                                Acct Name: New England Life Insurance Company
                                Ref: Deltic Timber Corporation 6.01% Senior Notes due
                                2012 and "Accompanying Information" below.

                                The instructions set forth above apply to scheduled
                                payments of principal and interest only. Instructions for
                                payments other than scheduled payments must be
                                obtained from Purchaser prior to wiring funds.
------------------------------------------------------------------------------------------
Accompanying Information        Name of Company: Deltic Timber Corporation

                                Description of
                                Security:       6.01% Senior Notes due December
                                                20, 2012

                                PPN:            247850 A@ 9

                                Due Date and Application (as among principal, Make-
                                Whole Amount and interest) of the payment being made.
------------------------------------------------------------------------------------------
Address for Notices Related     New England Life Insurance Company
to Payments                     c/o Metropolitan Life Insurance Company
                                Securities Accounting
                                4100 Boy Scout Blvd
                                Tampa, FL 33607
                                Attn: Desiree Di Salvo
                                Facsimile (813) 801-2506

                                With copy to:
                                Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780
------------------------------------------------------------------------------------------

                                  Schedule A-1

------------------------------------------------------------------------------------------
Address for all other Notices   New England Life Insurance Company
                                c/o Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780

                                With copy to:
                                Metropolitan Life Insurance Company
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Chief Counsel - Securities Investments (PRIV)
                                Facsimile (973) 355-4338
------------------------------------------------------------------------------------------
Instructions re Delivery of     New England Life Insurance Company
Notes                           c/o Metropolitan Life Insurance Company
                                Law- Securities Investments
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Hugh G. McCrory, Jr., Esq.
------------------------------------------------------------------------------------------
Tax Identification Number       04-2708937
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Purchaser Name                  GENERAL AMERICAN LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------
Name in Which Note is           GENERAL AMERICAN LIFE INSURANCE COMPANY
Registered
------------------------------------------------------------------------------------------
Note Registration Number;       R-4; $5,000,000
Principal Amount
------------------------------------------------------------------------------------------
Payment on Account of Note

     Method                     Federal Funds Wire Transfer

     Account Information        Bank Name: JPMorgan Chase, New York, NY
                                ABA Routing #: 021-000-021
                                Acct#: 323 8 90946
                                Acct Name: General American Life Insurance Company
                                Ref: Deltic Timber Corporation 6.01% Senior Notes due 2012
                                and "Accompanying Information" below.

                                The instructions set forth above apply to scheduled
                                payments of principal and interest only. Instructions for
                                payments other than scheduled payments must be
                                obtained from Purchaser prior to wiring funds.
------------------------------------------------------------------------------------------
Accompanying Information        Name of Company:  Deltic Timber Corporation

                                Description of
                                Security:       6.01% Senior Notes due December
                                                20, 2012

                                PPN:            247850 A@ 9

                                Due Date and Application (as among principal, Make-
                                Whole Amount and interest) of the payment being made.
------------------------------------------------------------------------------------------
Address for Notices Related     General American Life Insurance Company
to Payments                     c/o Metropolitan Life Insurance Company
                                Securities Accounting
                                4100 Boy Scout Blvd.
                                Tampa, FL 33607
                                Attn: Desiree Di Salvo
                                Facsimile (813) 801-2506

                                With copy to:
                                Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780
------------------------------------------------------------------------------------------

                                  Schedule A-1

------------------------------------------------------------------------------------------
Address for all other Notices   General American Life Insurance Company
                                c/o Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780

                                With copy to:
                                Metropolitan Life Insurance Company
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Chief Counsel - Securities Investments (PRIV)
                                Facsimile (973) 355-4338
------------------------------------------------------------------------------------------
Instructions re Delivery of     General American Life Insurance Company
Notes                           c/o Metropolitan Life Insurance Company
                                Law- Securities Investments
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Hugh G. McCrory, Jr., Esq.
------------------------------------------------------------------------------------------
Tax Identification Number       43-0285930
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Purchaser Name                  TEXAS LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------
Name in Which Note is           TEXAS LIFE INSURANCE COMPANY
Registered
------------------------------------------------------------------------------------------
Note Registration Number;       R-5; $2,000,000
Principal Amount
------------------------------------------------------------------------------------------
Payment on Account of Note

     Method                     Federal Funds Wire Transfer

     Account Information        Bank Name: JPMorgan Chase, New York, NY
                                ABA Routing #: 021-000-021
                                SSG Private Income Processing
                                Acct No.: 900 9 000200
                                Acct Name: Texas Life Insurance Company
                                Account Number G06748
                                Ref: Deltic Timber Corporation 6.01% Senior Notes due 2012
                                and "Accompanying Information" below.

                                The instructions set forth above apply to scheduled
                                payments of principal and interest only. Instructions for
                                payments other than scheduled payments must be
                                obtained from Purchaser prior to wiring funds.
------------------------------------------------------------------------------------------
Accompanying Information        Name of Company:  Deltic Timber Corporation

                                Description of
                                Security:       6.01% Senior Notes due December
                                                20, 2012

                                PPN:            247850 A@ 9

                                Due Date and Application (as among principal, Make-
                                Whole Amount and interest) of the payment being made.
------------------------------------------------------------------------------------------
Address for Notices Related     Texas Life Insurance Company
to Payments                     c/o Metropolitan Life Insurance Company
                                Securities Accounting
                                4100 Boy Scout Blvd.
                                Tampa, FL 33607
                                Attn: Desiree Di Salvo
                                Facsimile (813) 801-2506

                                With copy to:
                                Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780
------------------------------------------------------------------------------------------

                                  Schedule A-1

------------------------------------------------------------------------------------------
Address for all other Notices   Texas Life Insurance Company
                                c/o Metropolitan Life Insurance Company
                                Private Placement Unit
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Facsimile (973) 355-4780

                                With copy to:
                                Metropolitan Life Insurance Company
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Chief Counsel - Securities Investments (PRIV)
                                Facsimile (973) 355-4338
------------------------------------------------------------------------------------------
Instructions re Delivery of     Texas Life Insurance Company
Notes                           c/o Metropolitan Life Insurance Company
                                Law- Securities Investments
                                10 Park Avenue, P.O. Box 1902
                                Morristown, NJ 07962-1902
                                Attention: Hugh G. McCrory, Jr., Esq.
------------------------------------------------------------------------------------------
Tax Identification Number       74-0940890
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Purchaser Name                  MODERN WOODMEN OF AMERICA
------------------------------------------------------------------------------------------
Name in Which Note is           MODERN WOODMEN OF AMERICA
Registered
------------------------------------------------------------------------------------------
Note Registration Number;       R-6; $5,000,000
Principal Amount
------------------------------------------------------------------------------------------
Payment on Account of Note

     Method                     Federal Funds Wire Transfer

     Account Information        The Northern Trust Company
                                50 South LaSalle Street
                                Chicago, IL 60675
                                ABA No.: 071-000-152
                                Account Name: Modern Woodmen of America
                                Account No.: 84352
                                Re: "Accompanying Information" below
------------------------------------------------------------------------------------------
Accompanying Information        Name of Company: Deltic Timber Corporation

                                Description of
                                Security:       6.01% Senior Notes due December
                                                20, 2012

                                PPN:            247850 A@ 9

                                Due Date and Application (as among principal, Make-
                                Whole Amount and interest) of the payment being made.
------------------------------------------------------------------------------------------
Address for Notices Related     Modern Woodmen of America
to Payments                     1701 First Avenue
                                Rock Island, IL 61201
                                Attn: Investment Accounting Department
------------------------------------------------------------------------------------------
Address for all other Notices   Modern Woodmen of America
                                1701 First Avenue
                                Rock Island, IL 61201
                                Attn: Investment Department
------------------------------------------------------------------------------------------
Instructions re Delivery of     Modern Woodmen of America
Notes                           1701 First Avenue
                                Rock Island, IL 61201
                                Attn: Mr. Dana D'Andre
------------------------------------------------------------------------------------------
Tax Identification Number       36-1493430
------------------------------------------------------------------------------------------

                                  Schedule A-1

                                   SCHEDULE B
                                  DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Adjusted Consolidated Subsidiary Debt" means, as of any date of determination, the total of all Debt of all Subsidiaries outstanding, in each case, on such date, after eliminating (without duplicative effect):

     (a) any such Debt owing by any Subsidiary to the Company or any other Wholly-Owned Subsidiary;

     (b)  any such Debt owing by any Subsidiary that is a Subsidiary Guarantor;
and

     (c)  any such Debt secured by Liens expressly permitted under clause (f),
(h), (i) or (j) of Section 10.8.

     "Affiliate" means at any time, and with respect to any Person,

     (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and

     (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "Agreement, this" means this Note Purchase Agreement as it may from time to time be amended or supplemented.

     "Business Day" means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b)

                                  Schedule B-1
for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in El Dorado, Arkansas are required or authorized to be closed.

     "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Capital Lease Obligation" means, with respect to the Company or any of its Subsidiaries and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

     "Capital Stock" means any class of capital stock, share capital or similar equity interest of a Person.

     "Change in Control" means, at any time, the acquisition by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), directly or indirectly, of the beneficial ownership and control of more than 50% of the total voting power of all of the then issued and outstanding Voting Stock of the Company or any Successor Company.

     "Chenal Valley Transfer" means the Transfer of all or substantially all of the property identified on Schedule B-CVT.

     "Closing" is defined in Section 3.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Company" is defined in the introductory sentence of this Agreement.

     "Competitor" means each Person identified on Schedule B-C (and each of the majority-owned affiliates thereof) and each other Person identified in writing to the holders of Notes at such time (and each of the majority-owned affiliates of such Person) as having been determined in good faith by the Company to be a competitor of the Company or any Subsidiary in a line of business that is described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31,

                                  Schedule B-2

2001 and in which the Company and its Subsidiaries are involved to a Material extent.

     "Confidential Information" is defined in Section 20.

     "Consolidated Adjusted Net Income" shall mean (without duplication) for any period consolidated net income (or loss) of the Company and its Subsidiaries, as determined in accordance with GAAP, after excluding the sum of

          (i) net earnings (or losses) of any Subsidiary accrued prior to the date it becomes a Subsidiary or is merged with or consolidated into the Company or any Subsidiary;

          (ii) the net earnings (or losses) of any Person (other than a Subsidiary) in which the Company or a Subsidiary has an ownership interest that has not been received in the form of cash;

          (iii) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary;

          (iv) any restoration to income of any contingency reserve (other than reserves established in the normal course of business, such as allowances for uncollectible accounts), except to the extent that such reserve was established during such period;

          (v) any gain on the sale or disposition of Investments or fixed or capital assets, including any tax effect;

          (vi)   any gains resulting from any write-up of assets;

          (vii)  any net gain from the proceeds of any life insurance policy;

          (viii) any gain arising from the acquisition of any securities of the Company or Subsidiary;

          (ix) any net income or gain resulting from changes in GAAP, any extraordinary items, or any discontinued operations;

                                  Schedule B-3

          (x) any deferred or other credit representing the excess of the equity in any Subsidiary over the cost of the investment at the acquisition date;

          (xi) in the case of a successor to the Company by consolidation or merger, any earnings of the successor corporation prior to such consolidation or merger; and

          (xii)  any income not freely convertible into U.S. Dollars.

     "Consolidated Current Debt" means, at any time, the total of all Current Debt of the Company and its Subsidiaries outstanding on such date, determined on a consolidated basis at such time in accordance with GAAP.

     "Consolidated Current Liabilities" means, at any time, the amount of current liabilities of the Company and its Subsidiaries, determined on a consolidated basis at such time in accordance with GAAP.

     "Consolidated Debt" means, at any time, the total of all Debt of the Company and its Subsidiaries outstanding on such date, determined on a consolidated basis at such time in accordance with GAAP.

     "Consolidated Fixed Charges" shall mean with respect to any period, the sum of (i) Interest Expense and (ii) Lease Rentals, in each case for the Company and its Subsidiaries for such period, determined on a consolidated basis at such time in accordance with GAAP.

     "Consolidated Funded Debt" means, at any time, the total of all Funded Debt of the Company and its Subsidiaries outstanding on such date, determined on a consolidated basis at such time in accordance with GAAP.

     "Consolidated Intangible Assets" means, at any time, the aggregate amount of the following assets to the extent included in determining Consolidated Total Assets at such time: debt discount and expense, goodwill (to the extent, but only to the extent, such goodwill was recorded on the books of the Company and its Subsidiaries after the date of the Closing), trademarks, trade names, patents, deferred assets (other than prepaid insurance and prepaid taxes), copyrights, franchises, experimental expense and other similar intangible assets of the Company and its Subsidiaries, determined on a consolidated basis at such time in accordance with GAAP and after netting therefrom all amortization or depreciation, if any, in respect thereof.

                                  Schedule B-4

     "Consolidated Net Capitalization" means, at any time, Consolidated Net Tangible Assets at such time minus Consolidated Current Liabilities determined at such time.

     "Consolidated Net Income Available For Fixed Charges" shall mean for any period the sum of (i) Consolidated Adjusted Net Income for such period, (ii) income tax expense to the extent included in the determination of Consolidated Adjusted Net Income for such period and (iii) Consolidated Fixed Charges for such period.

     "Consolidated Net Tangible Assets" means, at any time, Consolidated Total Assets at such time minus Consolidated Intangible Assets at such time.

     "Consolidated Tangible Net Worth" means, at any time, Consolidated Net Capitalization minus Consolidated Funded Debt, in each case determined at such time.

     "Consolidated Total Assets" means, at any time, the total assets of the Company and its Subsidiaries determined on a consolidated basis at such time in accordance with GAAP, after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves and excluding any amount on account of write-ups of assets subsequent to the date of the Closing.

     "Control Event" means:

     (a) the execution by the Company or an Affiliate of the Company of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

     (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

     (c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act) to the holders of the Voting Stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

     "Control Prepayment Date" is defined in Section 8.6.

                                  Schedule B-5

     "Current Debt" means at any time, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures on demand or within one year from the date of the creation thereof and is not directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more from such date, provided that (a) Debt outstanding under a revolving credit or similar agreement which obligates the lender or lenders to extend credit over a period of one year or more shall constitute Funded Debt and not Current Debt, even though such Debt by its terms matures on demand or within one year from such date, and (b) Current Maturities of Funded Debt shall be deemed to constitute "Current Debt."

     "Current Maturities of Funded Debt" means, at any time and with respect to any item of Funded Debt of any Person, the portion of such Funded Debt outstanding at such time which by the terms of such Funded Debt or the terms of any instrument or agreement relating thereto is due on demand or within one year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one year or more from such time.

     "Debt" means, with respect to the Company or any of its Subsidiaries, without duplication,

          (a)  its liabilities for borrowed money;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business, but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c)  its Capital Lease Obligations;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) all reimbursement obligations in respect of any letter of credit issued for the account of such Person other than (i) commercial letters of credit issued in the ordinary course of such Person's business (and not as a substitute for direct borrowing or

                                  Schedule B-6

     Guaranties thereof) and (ii) letters of credit issued in the ordinary course of such Person's business that act as the functional equivalent of a surety bond or performance bond for such Person;

          (f) such Person's obligations in respect of any Mandatorily Redeemable Preferred Stock, in each case taken at the greatest of (i) its voluntary liquidation or redemption price, (ii) its involuntary liquidation or redemption price and (iii) its stated par value, in each case as determined at such time;

          (g)  Swaps of such Person; and

          (h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

     For the purposes of the avoidance of doubt, "Debt" shall not include any benefit liability or funding obligation of the Company or any of its Subsidiaries in respect of any Plan. For purposes of determining "Debt," no amount listed above shall be included more than once in such determination, and all obligations of any Person of the character described in clauses (a) through
(h) above shall be included in such determination if such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to have been extinguished under GAAP (provided that any assets that have been derecognized by GAAP with respect to such extinguishment are counted as "assets" for purposes of any GAAP determinations under this Agreement).

     "Debt Prepayment Application" means, with respect to any Transfer of property, the prepayment by the Company or any Subsidiary Guarantor of any Senior Debt (other than Senior Debt owing to any Affiliate and other than Senior Debt in respect of any revolving credit or similar credit facility providing the Company or a Subsidiary Guarantor with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt), together with any interest and premium in respect thereof, in cash and in an amount not exceeding the Net Proceeds Amount with respect to such Transfer.

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                                  Schedule B-7

     "Default Rate" means, on the relevant date of determination, the lesser of

          (a)  the maximum rate of interest allowed by applicable law, and

          (b) the greater of (i) 2% per annum above the interest rate stated in clause (a) of the first paragraph of the Notes and (ii) 2% per annum over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York (or its successors) in New York, New York as its "base" or "prime" rate on such date of determination.

     "Distribution" means, in respect of any corporation, association or other business entity:

          (a) dividends or other distributions or payments on Capital Stock of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

          (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests).

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "Event of Default" is defined in Section 11.

                                  Schedule B-8

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

     "Funded Debt" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof. For the avoidance of doubt, Debt that is not Current Debt shall be deemed to be Funded Debt.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means

          (a)  the government of

               (i) the United States of America or any state or other political subdivision thereof, or

               (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including,

                                  Schedule B-9
without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

     "INHAM Exemption" is defined in Section 6.2(e).

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust

                                  Schedule B-10
company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Interest Expense" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with
GAAP): (a) all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Adjusted Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Adjusted Net Income for such period. For the avoidance of doubt, Distributions in respect of Mandatorily Redeemable Preferred Stock of the Company shall not be included in the calculation of Interest Expense.

     "Investment" means any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (a) in any Person, whether by acquisition of stock, indebtedness or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or (ii) in any property.

     "Lease Rentals" means, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases), excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental)
(a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee.

     "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                                  Schedule B-11

     "Make-Whole Amount" is defined in Section 8.7.

     "Mandatorily Redeemable Preferred Stock" means, with respect to any Person, such Person's Preferred Stock to the extent that it is required to be redeemed, purchased or otherwise retired or extinguished, or is convertible into Debt of, such Person.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company or any of its Subsidiaries to perform its respective obligations under this Agreement, the Subsidiary Guarantee and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

     "Memorandum" is defined in Section 5.3.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "NAIC Annual Statement" is defined in Section 6.2(a).

     "Net Proceeds Amount" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

     (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

     (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

     "Notes" is defined in Section 1.

     "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                                  Schedule B-12

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Placement Agent" means SunTrust Capital Markets, Inc. and any of its affiliates.

     "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Preferred Stock" means any class of Capital Stock of a corporation that is preferred over any other class of Capital Stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

     "property or properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "Property Reinvestment Application" means, with respect to any Transfer of property, the application of part or all of the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or a Subsidiary of property of a similar utility or a business (or an interest therein) reasonably related to the business of the Company and the Subsidiaries, taken as a whole (as determined by the Board of Directors in good faith).

     "PTE" is defined in Section 6.2(a).

     "Purchaser(s)" is defined in the addressee line on the first page of this Agreement.

     "QPAM Exemption" is defined in Section 6.2(d).

     "Required Holders" means, at any time, the holder or holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

                                  Schedule B-13

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

     "Restricted Investments" means all Investments except the following:

          (a) Investments in property to be used in the ordinary course of business of the Company and its Subsidiaries;

          (b) Investments in inventory, receivables and other current assets arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries;

          (c) Investments in receivables arising from the sale of land in the ordinary course of business of the Company and its Subsidiaries;

          (d) Investments in one or more Subsidiaries or any Person that concurrently with such Investment becomes a Subsidiary;

          (e) Investments existing on the date of the Closing (including, without limitation, any increase in the value thereof as a result of the application of the equity method of accounting in respect thereof);

          (f) Investments in United States Governmental Securities, provided that such obligations mature within 365 days from the date of acquisition thereof;

          (g) Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

          (h) Investments in commercial paper rated at least A-I by S&P or P-1 by Moody's and maturing not more than 270 days from the date of creation thereof; and

          (i) Investments in addition to those permitted by the foregoing clauses (a) through (h), provided that, with respect to, and immediately after giving effect to, any Investment then being made pursuant to this clause (i), (x) no Default or Event of Default shall exist and (y) the aggregate amount of such Investment and all Investments previously made pursuant to this clause (i) and

                                  Schedule B-14
     outstanding at such time (valued as set forth below as of the date of any determination under this clause (i)) shall not exceed 20% of Consolidated Tangible Net Worth, determined as at the date of any determination under this clause (i).

As of any date of determination, each Restricted Investment shall be valued at the greater of:

          (x) the amount at which such Restricted Investment is shown on the books of the Company or any of its Subsidiaries (or zero if such Restricted Investment is not shown on any such books); and

          (y)  either

               (i) in the case of any Guaranty of the obligation of any Person, the amount which the Company or any of its Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Subsidiary of any such payments, or

               (ii) in the case of any other Restricted Investment, the excess of (x) the greater of (A) the amount originally entered on the books of the Company or any of its Subsidiaries with respect thereto and (B) the cost thereof to the Company or its Subsidiary over (y) any return of capital (after income taxes applicable thereto) upon such Restricted Investment through the sale or other liquidation thereof or part thereof or otherwise.

As used in this definition of "Restricted Investments":

     "Acceptable Bank" means any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof, (ii) which has capital, surplus and undivided profits aggregating at least $200,000,000, and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the Capital Stock of such bank or trust company) shall have been given a rating of "A-" or better by S&P, "A3" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

     "Moody's" means Moody's Investors Service, Inc.

                                  Schedule B-15

     "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill,
Inc.

     "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

     "Restricted Payment" means any Distribution in respect of the Company or any Subsidiary of the Company (other than on account of (a) Capital Stock of a Subsidiary owned legally and beneficially by the Company or another Subsidiary and (b) in respect of Mandatorily Redeemable Preferred Stock of the Company), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Senior Debt" means any unsecured Debt of the Company or any Subsidiary Guarantor that is not in any manner subordinated in right of payment to the Notes or to any other Debt of such Person.

     "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer, manager of treasury or controller of the Company.

     "Source" is defined in Section 6.2.

     "SPV N-V Capital Stock" is defined in the definition of "Wholly-Owned Subsidiary" in this Schedule B.

     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless

                                  Schedule B-16
such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Subsidiary Guarantee" means the Subsidiary Guarantee in the form of Exhibit B(SG) as executed and delivered by a Subsidiary Guarantor. "Subsidiary Guarantee" shall also include the Subsidiary Guarantee after any one or more Subsidiaries have acceded thereto and/or been discharged therefrom, all as provided for in Section 10.13.

     "Subsidiary Guarantor" means, at any time, a Subsidiary that has become a party to, and a guarantor under, the Subsidiary Guarantee pursuant to Section 10.13, provided that any Subsidiary Guarantor that has been discharged from the Subsidiary Guarantee pursuant to Section 10.13(c) and shall not have a Subsidiary Guarantor Accession Agreement in effect at such time shall not be a Subsidiary Guarantor.

     "Subsidiary Guarantor Accession Agreement" is defined in Section 10.13.

     "Successor Company" is defined in Section 10.2.

     "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined. For purposes of this Agreement, any such interest rate swap, currency swap or other similar obligation shall not be deemed to be a "Swap" for purposes of this definition if such interest rate swap, currency swap or other similar obligation is entered into either (a) to hedge interest rate and/or currency risk of such Person with respect to Debt incurred by such Person in the ordinary course of its business and pursuant to prudent and reasonable business practices that are consistent with the business practices of other companies similarly situated to such Person

                                  Schedule B-17
or (b) to hedge currency risk with respect to any cash payments expected to be received by such Person from a contract entered into by such Person in the ordinary course of business of such Person and pursuant to prudent and reasonable business practices that are consistent with the business practices of other companies similarly situated to such Person.

     "Timberland Asset" means real property consisting substantially of timberland.

     "Transfer" means, with respect to the Company or any Subsidiary, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property. The verb "Transfer" has the meaning correlative to the meaning of the noun.

     "USA Patriot Act" means United States Public Law 107-56, United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001.

     "Voting Stock" shall mean securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     "Wholly-Owned Subsidiary" means, at any time, any Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time, provided, however, that a single corporation (a) all of the voting Capital Stock of which, and no less than 99% of all of the Capital Stock of which, is owned and controlled, directly or indirectly, by the Company and one or more Wholly-Owned Subsidiaries, and (b) all of the non-voting Capital Stock in such corporation (the "SPV N-V Capital Stock") is entitled to no more than de minimus dividend payments, distributions and liquidation preferences, shall be deemed to constitute a Wholly-Owned Subsidiary for so long as such corporation elects to be taxed as, and qualifies as, a "real estate investment trust" pursuant to section 856 of the Code.

                                  Schedule B-18

                                   SCHEDULE 3
                    WIRE PAYMENT INSTRUCTIONS AT THE CLOSING

BancorpSouth
ABA No.: #065 300 486
For the Account of: Deltic Timber Corporation (Operating Account)
Account No.: 21-891-5
Attn: Clefton D. Vaughan
Fax: (870) 881-6457

                                  Schedule C-1

                              DISCLOSURE SCHEDULES
                           TO NOTE PURCHASE AGREEMENT

                                 Disclosures-1

                                                                       EXHIBIT 1

                                 [FORM OF NOTE]


                            DELTIC TIMBER CORPORATION

                     6.01% SENIOR NOTE DUE DECEMBER 20, 2012

No. R-___                                                      December 20, 2002
$_______                                                        PPN: 247850 A@ 9

     FOR VALUE RECEIVED, the undersigned, DELTIC TIMBER CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________ or registered assigns, the principal sum of ________ DOLLARS ($_________) on December 20, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.01% per annum from the date hereof, payable semiannually on the 20th day of December and June in each year, commencing with the later of June 20, 2003 or the payment date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate (as defined in the Note Purchase Agreement).

     Payments of principal of, interest on, and any Make-Whole Amount with respect to, this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of December 20, 2002 (as from time to time amended, the "Note Purchase Agreement"), by and among the Company and the purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreement.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by

                                  Exhibit 1-1
the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     THIS NOTE MAY NOT BE TRANSFERRED TO A COMPETITOR.

                                        DELTIC TIMBER CORPORATION


                                        By________________________________
                                             Name:
                                             Title:

                                  Exhibit 1-2

                                                                  EXHIBIT 4.4(a)

               [FORM OF OPINION OF GENERAL COUNSEL OF THE COMPANY]

                                Exhibit 4.4(a)-1

                                                                  EXHIBIT 4.4(b)

             [FORM OF OPINION OF SPECIAL COUNSEL TO THE PURCHASERS]

                                Exhibit 4.4(b)-1

                                                                   EXHIBIT B(SG)

                         [FORM OF] SUBSIDIARY GUARANTEE

     THIS SUBSIDIARY GUARANTEE (as amended, modified or restated from time to time, this "Guarantee") is made as of December 20, 2002 by [__________________] (each a "Guarantor" and, together with its successors and assigns, and each other Person executing and delivering a "Subsidiary Guarantor Accession Agreement" (as defined in the Note Purchase Agreement), collectively referred to herein as the "Subsidiary Guarantors").

                                    RECITALS:

     (A) Deltic Timber Corporation, a Delaware corporation (the "Company"), has authorized the issuance of its 6.01% Senior Notes due December 20, 2012 in the original aggregate principal amount of $30,000,000 (as amended, restated or otherwise modified from time to time, collectively, the "Notes"), pursuant to that certain Note Purchase Agreement (as amended, modified or restated from time to time, the "Note Purchase Agreement"), dated as of December 20, 2002, by and among the Company and the purchasers of the Notes named on Schedule A thereto (the "Purchasers").

     (B) Each Subsidiary Guarantor has determined that it is in its own best interest and in pursuance of its purposes that it enter into this Guarantee.

     (C) Each Subsidiary Guarantor has agreed upon the terms and subject to the conditions hereof to guarantee, jointly and severally with all other Subsidiary Guarantors from time to time and with all other guarantors who have executed or may from time to time execute this Guarantee (by means of a Subsidiary Guarantor Accession Agreement or otherwise), to the Purchasers and each of the other holders, from time to time, of the Notes the due and punctual payment by the Company of sums from time to time due under the Notes and the Note Purchase Agreement.

                                   AGREEMENT:

1.   DEFINITIONS

     Capitalized terms used herein and defined in the Note Purchase Agreement shall have the meanings ascribed thereto in the Note Purchase Agreement unless the context otherwise requires.

                                 Exhibit B(SG)-1

2.   GUARANTEE.

     2.1  Guaranteed Obligations.

     In consideration for the purchase by the Purchasers of the Notes and for other valuable consideration, each of the Subsidiary Guarantors hereby irrevocably, unconditionally, absolutely, jointly and severally guarantees to each holder of Notes, as and for each such Subsidiary Guarantor's own debt, until final and indefeasible payment has been made:

          (a) the due and punctual payment by the Company of the principal of, and interest (including default interest), Make-Whole Amount (if any) on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other indebtedness owing, by the Company to the holders of the Notes under the Note Purchase Agreement and the Notes (all such obligations so guaranteed are herein collectively referred to as the "Guaranteed Obligations"), in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of each of the Subsidiary Guarantors that this Guarantee be a guarantee of payment and not a guarantee of collection; and

          (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Note Purchase Agreement and the Notes.

     2.2  Performance under the Note Purchase Agreement.

     In the event the Company fails to make, on or before the due date thereof, any payment of the Guaranteed Obligations, or if the Company shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause
(a) or clause (b) of Section 2.1 in the manner provided in the Note Purchase Agreement or the Notes after in each case giving effect to any applicable grace periods or cure provisions or waivers or amendments, each Subsidiary Guarantor shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of the Note Purchase Agreement and the Notes.

                                 Exhibit B(SG)-2

     2.3  Waivers.

     To the fullest extent permitted by law, each Subsidiary Guarantor does hereby waive:

          (a)  notice of acceptance of the Guarantee;

          (b) notice of any purchase of the Notes under the Note Purchase Agreement or the creation, existence or acquisition of any of the Guaranteed Obligations, subject to such Subsidiary Guarantor's right to make inquiry of each holder of Notes to ascertain the amount of the Guaranteed Obligations at any reasonable time;

          (c) notice of the amount of the Guaranteed Obligations, subject to such Subsidiary Guarantor's right to make inquiry of each holder of Notes to ascertain the amount of the Guaranteed Obligations at any reasonable time;

          (d) notice of adverse change in the financial condition of the Company, any other Subsidiary Guarantor or any Subsidiary or any other fact that might increase or expand such Subsidiary Guarantor's risk hereunder;

          (e) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

          (f) notice of any Default or Event of Default (except if such notice or demand is specifically otherwise required to be given to such Subsidiary Guarantor pursuant to the terms of the Note Purchase Agreement);

          (g) all other notices and demands to which such Subsidiary Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Subsidiary Guarantor pursuant to the terms of the Note Purchase Agreement);

          (h) the right by statute or otherwise to require any holder of Notes to institute suit against the Company or any other Subsidiary Guarantor or to exhaust its rights and remedies against the Company or any other Subsidiary Guarantor, such Subsidiary Guarantor being bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as

                                 Exhibit B(SG)-3
     if such Guaranteed Obligations were directly owing to the holders of Notes by such Subsidiary Guarantor;

          (i) any defense of the Company under the Note Purchase Agreement and the Notes other than the full and timely performance thereof;

          (j) any defense relating to the validity or enforceability (or absence or failure thereof) of any term of the Note Purchase Agreement and the Notes;

          (k) any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect thereof, and any other defense that such Subsidiary Guarantor may otherwise have against the Company or any holder of Notes;

          (l) any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale of property of such Subsidiary Guarantor made under any judgment, order or decree based on this Guarantee, and such Subsidiary Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of such law; and

          (m) any other defense which a Subsidiary Guarantor may have to the full and complete performance of its obligations hereunder.

     2.4  Certain Waivers of Subrogation, Reimbursement and Indemnity.

     Until all of the Guaranteed Obligations shall have been fully and finally paid, no Subsidiary Guarantor shall have any right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of the Company. Nothing shall discharge or satisfy the liability of any of the Subsidiary Guarantors hereunder except the full and final performance and indefeasible payment of the Guaranteed Obligations.

                                 Exhibit B(SG)-4

     2.5  Releases.

     Each of the Subsidiary Guarantors consents and agrees that, without notice to or by such Subsidiary Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of such Subsidiary Guarantor hereunder, each holder of Notes, in the manner provided in the Note Purchase Agreement, by action or inaction, may:

          (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Note Purchase Agreement or the Notes;

          (b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

          (c) grant waivers, extensions, consents and other indulgences to the Company, any other Subsidiary Guarantor or any other guarantor in respect of any one or more of the Note Purchase Agreement or the Notes;

          (d) amend, modify or supplement in any manner and at any time (or from time to time) any one or more of the Note Purchase Agreement and the Notes;

          (e) release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations whether parties hereto or not;

          (f) sell, exchange, release or surrender any property at any time pledged or granted as security in respect of the Guaranteed Obligations, whether so pledged or granted by such Subsidiary Guarantor or another guarantor of the Company's obligations under the Note Purchase Agreement and the Notes; and

          (g) exchange, enforce, waive, or release, by action or inaction, any security for the Guaranteed Obligations or any other guarantee of any of the Notes.

                                 Exhibit B(SG)-5

     2.6  Marshaling.

     Each Subsidiary Guarantor consents and agrees that:

          (a) each holder of Notes shall be under no obligation to marshal any assets in favor of such Subsidiary Guarantor or against or in payment of any or all of the Guaranteed Obligations; and

          (b) to the extent the Company, another Subsidiary Guarantor or another guarantor makes a payment or payments to any holder of Notes, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver, or any other party under any bankruptcy law, common law, or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and such Subsidiary Guarantor shall be primarily liable for such obligation.

     2.7  Liability.

     Each Subsidiary Guarantor agrees that the liability of such Subsidiary Guarantor in respect of this Guarantee shall be immediate and shall not be contingent upon the exercise or enforcement by any holder of Notes of whatever remedies such holder may have against the Company, any other Subsidiary Guarantor or any other guarantor or the enforcement of any Lien or realization upon any security such holder may at any time possess.

     2.8  Character of Obligation.

     The Guarantee set forth herein is a primary and original obligation of each Subsidiary Guarantor and is an absolute, unconditional, continuing and irrevocable guarantee of payment and performance (and not of collectibility) and shall remain in full force and effect until the full, final and indefeasible payment of the Guaranteed Obligations without respect to future changes in conditions.

     The obligations of the Subsidiary Guarantors hereunder, to the extent that there is more than one Subsidiary Guarantor, are joint and several. The obligations of each Subsidiary Guarantor under this

                                 Exhibit B(SG)-6

Guarantee and the rights of the holders of Notes to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense, set-off, counterclaim, recoupment or termination whatsoever.

     Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

          (a) any default, failure or delay, willful or otherwise, in the performance by the Company of any obligations of any kind or character whatsoever of the Company (including, without limitation, the obligations and undertakings of the Company under the Note Purchase Agreement);

          (b) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or any other Person or in respect of the property of the Company or any other Person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company or any other Person;

          (c) impossibility or illegality of performance on the part of the Company of its obligations under the Note Purchase Agreement or under the Notes;

          (d) the validity or enforceability of the Note Purchase Agreement or the Notes;

          (e) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified;

                                 Exhibit B(SG)-7

          (f) any order, judgment, decree, law, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under any instruments; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Subsidiary Guarantor in respect of the obligations of such Subsidiary Guarantor under this Guarantee.

     2.9  No Election.

     Each holder of Notes shall have the right to seek recourse against each Subsidiary Guarantor to the fullest extent provided for in this Guarantee and against the Company to the fullest extent provided for in the Note Purchase Agreement and the Notes. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the right of such holder of Notes to proceed in any other form of action or proceeding or against other parties unless such holder of Notes has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any holder of Notes against the Company or any Subsidiary Guarantor under any document or instrument evidencing obligations of the Company or such Subsidiary Guarantor to such holder of Notes shall serve to diminish the liability of any Subsidiary Guarantor under this Guarantee except to the extent that such holder of Notes finally and unconditionally shall have realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon such Subsidiary Guarantor's right of subrogation against the Company.

     2.10 Other Enforcement Rights.

     Each holder of Notes may proceed to protect and enforce this Guarantee by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted or for the recovery of judgment for or in respect of the Guaranteed Obligations or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

                                 Exhibit B(SG)-8

     2.11 Delay or Omission; No Waiver.

     No course of dealing on the part of any holder of Notes and no delay or failure on the part of such holder to exercise any right under the Note Purchase Agreement, the Notes or this Guarantee shall impair such right or operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies hereunder. Every right and remedy given in or by this Guarantee or by law to any holder of Notes may be exercised from time to time as often as may be deemed expedient by such Person.

     2.12 Restoration of Rights and Remedies.

     If any holder of Notes shall have instituted any proceeding to enforce any right or remedy contained in this Guarantee, under the Note Purchase Agreement or under any Note held by such holder and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such holder, then and in every such case each such holder, the Company and each Subsidiary Guarantor shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former positions hereunder and thereunder, and thereafter the rights and remedies of such holder shall continue as though no such proceeding had been instituted.

     2.13 Cumulative Remedies.

     No remedy under this Guarantee, the Note Purchase Agreement, or the Notes is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given pursuant to this Guarantee, the Note Purchase Agreement or the Notes.

     2.14 Survival.

     So long as the Guaranteed Obligations shall not have been fully and finally performed and indefeasibly paid, the obligations of each Subsidiary Guarantor under this Guarantee shall survive the transfer and payment of any Note and the payment in full of all the Notes.

     2.15 Miscellaneous.

                                 Exhibit B(SG)-9

     If an Event of Default (as defined in the Note Purchase Agreement) exists, then the holders of Notes (as provided in and subject to Section 12 of the Note Purchase Agreement) shall have the right to declare all of the Guaranteed Obligations to be, and such Guaranteed Obligations shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which have been expressly waived by the Company and the Subsidiary Guarantors, and notwithstanding any stay, injunction or other prohibition preventing such declaration (or such Guaranteed Obligations from becoming automatically due and payable) as against the Company. In any such event, the holders of Notes shall have immediate recourse to each of the Subsidiary Guarantors to the fullest extent set forth herein.

     Notwithstanding any provision in this Guarantee or the Note Purchase Agreement to the contrary, each Subsidiary Guarantor agrees that any indebtedness of a Subsidiary Guarantor owing to the Company or another Subsidiary Guarantor shall be subordinated in right of payment to the Guaranteed Obligations of such Subsidiary Guarantor under this Guarantee owing to the holders of Notes.

     2.16 Termination.

     If the Company shall at any time be entitled to discharge any Subsidiary Guarantor pursuant to the provisions of Section 10.13 of the Note Purchase Agreement, and shall have delivered the notices to the holders of the Notes required pursuant thereto, then such Subsidiary Guarantor shall be discharged from this Guarantee.

3.   MISCELLANEOUS

     3.1  Certain Representations and Warranties.

     Each Guarantor hereby confirms that each of the warranties and representations contained in Section 5 of the Note Purchase Agreement is, insofar as it refers to a Subsidiary specifically, or to the Subsidiaries generally, true and correct with respect to such Guarantor. In addition to the foregoing, each Guarantor represents and warrants that

          (a) this Guarantee has been duly authorized by all necessary, corporate action on the part of such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms, except as such enforceability may be limited by
     (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
     (ii)

                                Exhibit B(SG)-10
     general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and public policy;

          (b) such Guarantor has the corporate power and authority to execute and deliver this Guarantee and to perform the provisions hereof; and

          (c) the execution, delivery and performance by such Guarantor of this Guarantee will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any Material indenture, mortgage, deed of trust, loan, purchase or credit agreement or lease, or the memorandum and articles of association, corporate charter or bylaws of such Guarantor, or any other Material agreement or instrument to which such Guarantor is party or by which such Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or
     (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor.

     3.2  No Waiver.

     No failure to exercise and no delay in exercising on the part of the holders of Notes or any of them of any right, power or privilege under this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No waiver by the holders of Notes, or any of them, shall be effective unless it is in writing and any such waiver shall affect only the rights of that party under this Guarantee.

     3.3  Governing Law.

     THIS GUARANTEE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                Exhibit B(SG)-11

      [Remainder of page intentionally blank; next page is signature page]

                                Exhibit B(SG)-12

     IN WITNESS of which this document has been executed and delivered as a deed the day and year first before written.

                                        [GUARANTOR]


                                        By _________________________
                                           Name:
                                           Title:

                                Exhibit B(SG)-13

                                                                 EXHIBIT B(SGAA)

                         [FORM OF] SUBSIDIARY GUARANTOR
                               ACCESSION AGREEMENT


[To be addressed to all of the holders of Notes]


Date: _______________

     Reference is made to:

          (a) the Note Purchase Agreement, dated as of December 20, 2002 (as amended from time to time, the "Note Purchase Agreement"), by and among Deltic Timber Corporation, a Delaware corporation (the "Company"), and the purchasers listed on Schedule A attached thereto (the "Purchasers"), pursuant to which the Company sold, and the Purchasers bought, the Company's 6.01% Senior Notes due December 20, 2012 in the original aggregate principal amount of $30,000,000 (as amended, restated or otherwise modified from time to time, collectively, the "Notes");

          (b) the Subsidiary Guarantee (as amended from time to time, the "Subsidiary Guarantee") in the form attached to the Note Purchase Agreement as Exhibit B(SG), executed and delivered by one or more Persons on or after the date of the Closing (as defined in the Note Purchase Agreement) and identified on Part A of Annex 1 hereto; and

          (c) the Subsidiary guarantor accession agreements identified on Part B of Annex 1 hereto, if any, pursuant to which the Persons identified on said Part B of Annex 1, prior to the execution and delivery of this Subsidiary Guarantor Accession Agreement, joined and were made joint and several Subsidiary Guarantors under the Subsidiary Guarantee (such persons and the persons identified on Part A of Annex 1 hereto (other than any such persons which shall have been discharged from the Subsidiary Guarantee pursuant to Section 10.13 of the Note Purchase Agreement) are herein referred to, collectively, as the "Subsidiary Guarantors").

                                Exhibit B(SGAA)-1

Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement.

                                Exhibit B(SGAA)-2

1.   ACCESSION OF ADDITIONAL SUBSIDIARY.

     In accordance with the terms of Section 10.13 of the Note Purchase Agreement, [_____________], a company organized under the laws of [________] (the "Additional Subsidiary Guarantor"), by the execution and delivery of this Subsidiary Guarantor Accession Agreement, does hereby agree to become, and does hereby become, (a) a party to the Subsidiary Guarantee and (b) bound by the terms and conditions of the Subsidiary Guarantee, including, without limitation, becoming jointly and severally liable with the Subsidiary Guarantors for the Guaranteed Obligations (as defined in the Subsidiary Guarantee) and for the due and punctual performance and observance of all the covenants in the Notes and the Note Purchase Agreement to be performed or observed by the Company, all as more particularly provided for in Section 2 of the Subsidiary Guarantee. The Subsidiary Guarantee is hereby, without any further action, amended to add the Additional Subsidiary Guarantor as a "Subsidiary Guarantor" and signatory to the Subsidiary Guarantee.

2.   REPRESENTATIONS AND WARRANTIES OF THE ADDITIONAL SUBSIDIARY GUARANTOR.

     The Additional Subsidiary Guarantor hereby makes, as of the date hereof and only as to itself in its capacity as a Subsidiary Guarantor under the Subsidiary Guarantee and/or as a Subsidiary, each of the representations and warranties set forth in Section 5 to the Note Purchase Agreement that are applicable to a Subsidiary and each of the representations and warranties set forth in Section
3.1 of the Subsidiary Guarantee as applicable to it (in place of the Guarantor thereunder), subject only to the exceptions in respect thereof set forth on Annex 2 hereto.

3.   DELIVERIES BY ADDITIONAL SUBSIDIARY GUARANTOR.

     The Additional Subsidiary Guarantor hereby delivers to each of the holders of Notes, contemporaneously with the delivery of this Subsidiary Guarantor Accession Agreement, each of the documents and certificates set forth on Annex 3 hereto.

4.   MISCELLANEOUS.

     4.1  Effective Date.

                                Exhibit B(SGAA)-3

     This Subsidiary Guarantor Accession Agreement shall become effective on the date on which this agreement and each of the documents or certificates set forth on Annex 3 are sent to the holders of Notes at the addresses and by a means stipulated in Section 18 of the Note Purchase Agreement.

     4.2  Expenses.

     The Additional Subsidiary Guarantor agrees that it will pay, on the date this Subsidiary Guarantor Accession Agreement becomes effective, the statement for the reasonable fees and the disbursements of a single special counsel of the holders of Notes presented on or prior to such date.

     4.3  Section Headings, etc.

     The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein", "hereof", "hereunder" and "hereto" refer to this Subsidiary Guarantor Accession Agreement as a whole and not to any particular Section or other subdivision.

     4.4  Governing Law.

     This Subsidiary Guarantor Accession Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     4.5  Successors and Assigns.

     This Subsidiary Guarantor Accession Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Additional Subsidiary Guarantor.


         [Remainder of page intentionally blank; next page is signature page]

                                Exhibit B(SGAA)-4

     IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Subsidiary Guarantor Accession Agreement to be executed on its behalf by a duly authorized officer or agent thereof as of the date first above written.

                                        Very truly yours,

                                        [ADDITIONAL SUBSIDIARY GUARANTOR]


                                        By __________________________
                                           Name:
                                           Title:

                                        [SEAL]

                                Exhibit B(SGAA)-5

                                     Annex 1
        Existing Subsidiary Guarantor Accession Agreements and Guarantees

                                Exhibit B(SGAA)-6

                                     Annex 2
                  Exceptions to Representations and Warranties

                                Exhibit B(SGAA)-7

                                     Annex 3
                      Additional Documents and Instruments

     (a) A certified copy of the resolution of the board of directors of the Additional Subsidiary Guarantor approving the execution and delivery of this Subsidiary Guarantor Accession Agreement and the accession of the Additional Subsidiary Guarantor to the Subsidiary Guarantee and the performance of its obligations thereunder and authorizing the person or persons signing this Subsidiary Guarantor Accession Agreement and any other documents to be delivered pursuant hereto to sign the same on behalf of the Additional Subsidiary Guarantor.

     (b) Authenticated signatures of the person or persons specified in the board resolutions referred to in clause (a) above.

     (c) The articles of incorporation or other organic formation documents of the Additional Subsidiary Guarantor, certified as being up to date by the secretary of the Additional Subsidiary Guarantor (including, if relevant, copies of all amending resolutions or other amendments).

     (d) A copy of the Additional Subsidiary Guarantor's latest audited financial statements (including balance sheet and income statement).

     (e) An opinion or opinions of counsel (which may be counsel employed by the Company or such Additional Subsidiary Guarantor as inside counsel) confirming that (i) such Additional Subsidiary Guarantor's obligations hereunder and under the Subsidiary Guarantee are legal, valid, binding and enforceable against such Additional Subsidiary Guarantor, (ii) the execution, delivery and performance of this Subsidiary Guarantor Accession Agreement will not violate any law in the jurisdiction of incorporation and (iii) no government approvals, consents, registrations or filings are required in the jurisdiction of incorporation by such Additional Subsidiary Guarantor in connection with the execution, delivery and performance of its obligations hereunder and under the Subsidiary Guarantee, provided that such opinion or opinions shall be subject to customary exceptions and qualifications.

                                Exhibit B(SGAA)-8

     If each Purchaser is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between the Purchasers and the Company.

                                          Very truly yours,

                                          DELTIC TIMBER CORPORATION


                                          By: /s/ Clefton D. Vaughan
                                             -----------------------------------
                                             Name: Clefton D. Vaughan
                                             Title: Vice President and Treasurer



                  [Signature Page to Note Purchase Agreement]

The foregoing is hereby
agreed to as of the
date thereof.


METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ A. Dennis White
   ----------------------
   Name:  A. Dennis White
   Title: Director


GENERAL AMERICAN LIFE INSURANCE COMPANY
METLIFE INVESTORS USA INSURANCE COMPANY
NEW ENGLAND LIFE INSURANCE COMPANY
TEXAS LIFE INSURANCE COMPANY
Each by Metropolitan Life Insurance Company, as Investment
Manager


By: /s/ A. Dennis White
   ----------------------
   Name:  A. Dennis White
   Title: Director


                  [Signature Page to Note Purchase Agreement]

MODERN WOODMEN OF AMERICA


By: /s/ Clyde C. Schoeck
   -----------------------
   Name:  Clyde C. Schoeck
   Title: President


                  [Signature Page to Note Purchase Agreement]